UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2013

MARLBOROUGH SOFTWARE DEVELOPMENT
HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54620	45-3751691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Nickerson Road, Marlborough, Massachusetts	01752
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 520-8400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On August 20, 2013, Marlborough Software Development Holdings Inc., a Delaware corporation (“MSDH”), and Pageflex Acquisitions Inc., a Delaware corporation (“Pageflex”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Pageflex will, subject to the satisfaction or waiver of the conditions therein, merge with and into MSDH, the separate corporate existence of Pageflex shall cease and MSDH shall be the surviving corporation of the merger (the “Merger”). Amos Kaminski, a director of MSDH, Pinhas Romik, MSDH’s chief executive officer, and Elly Perets, MSDH’s vice president of sales and marketing, each own approximately 45.5%, 9.1%, and 4.6% of the currently issued and outstanding equity of Pageflex, respectively.

The aggregate purchase price to be paid by Pageflex is $982,946 in cash or approximately $0.091 per share (the “Merger Consideration”). Each option to acquire MSDH common stock outstanding immediately prior to the consummation of the Merger will be cancelled. The Merger is subject to MSDH’s stockholder approval and other customary closing conditions.

The Merger Agreement contains certain termination rights for both MSDH and Pageflex and further provides that, upon termination of the Merger Agreement and the completion of a comparable transaction by MSDH with another entity within 12 months thereafter, MSDH will be obligated to pay Pageflex reasonable expenses up to a maximum of $75,000 (the “Termination Fee”).

In connection with the Merger, Pageflex entered into voting agreements with each of the two holders of its outstanding class of preferred stock, including Mr. Kaminski, pursuant to which they have agreed to vote their shares of MSDH common stock in favor of the Merger Agreement and the transactions contemplated thereby, including the Merger (the “Voting Agreements”), subject to certain conditions. The agreements also stipulate that each share of preferred stock issued and outstanding immediately prior to the merger effective date will remain issued and outstanding as shares of preferred stock of the surviving company and that each holder waives any rights it may have to receive the liquidation preference as defined in the company’s Certificate of Designation and any accrued and unpaid dividends or distributions as a result of the Merger.

The Merger Agreement and the form of the Voting Agreements have been filed as exhibits to this Form 8-K to provide information regarding the terms of the agreements and are not intended to modify or supplement any factual disclosures about MSDH in MSDH’s public reports filed with the Securities and Exchange Commission (the “SEC”). In particular, the Merger Agreement and the Voting Agreements are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to MSDH. The representations and warranties in the Merger Agreement and the Voting Agreements may also be subject to a contractual standard of materiality different from those generally applicable to stockholders.

The foregoing description of the Merger Agreement and the Voting Agreements does not purport to be complete, and is qualified in its entirety by reference to such agreements. A copy of the Merger Agreement is filed as Exhibit 2.1 hereto and a form of the Voting Agreements is filed as Exhibit 10.1 hereto, each of which is incorporated herein by reference.

Item 8.01	Other Events.

On August 20, 2013, MSDH issued a press release announcing, among other things, the execution of the Merger Agreement. A copy of the press release is filed herewith as Exhibit 99.1 hereto and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements about Pageflex and MSDH including statements that involve risks and uncertainties concerning Pageflex’s proposed acquisition of MSDH. Actual events or results may differ materially from those described, expressed or implied in this filing due to a number of risks and uncertainties, many of which are beyond the control of Pageflex or MSDH. The potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, general economic conditions, industry specific conditions and the possibility that Pageflex or MSDH may be adversely affected by other economic, business, and/or competitive factors. In addition, please refer to the documents that MSDH files with the SEC on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause MSDH’s respective financial and operational results to differ materially from those contained in the forward-looking statements set forth in this document. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Pageflex or MSDH. Pageflex and MSDH are under no duty to update any of the forward-looking statements after the date of this document to conform to actual results.

Additional Information about the Merger and Where to Find it

In connection with the transactions contemplated by the Merger Agreement, MSDH will file a Schedule 13E-3 and related proxy statement with the SEC. Additionally, MSDH will file other relevant materials in connection with the proposed acquisition of MSDH by Pageflex pursuant to the terms of the Merger Agreement. The materials to be filed by MSDH with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov.

Investors and security holders of MSDH are urged to read the Schedule 13E-3 and related proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed Merger because they will contain important information about the Merger and the parties to the Merger.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

2.1 Agreement and Plan of Merger, dated as of August 20, 2013, between MSDH Inc. and Pageflex Acquisition Inc. *

10.1 Voting Agreement and Agreement Concerning Preferred Stock dated August 20, 2013 by and between Pageflex Acquisitions Inc., Marlborough Software Development Holdings Inc., and Altshuler Shaham Provident Funds and Pension Ltd., in trust for the benefit of the Provident Funds and/or pensions managed by it.

10.2 Voting Agreement and Agreement Concerning Preferred Stock dated August 20, 2013 by and between Pageflex Acquisitions Inc., Marlborough Software Development Holdings Inc., and Amos Kaminski.

99.1 Press Release, dated August 20, 2013, of MSDH Inc.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. MSDH hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARLBOROUGH SOFTWARE DEVELOPMENT HOLDINGS INC.

(Registrant)

Date : August 20, 2013

By:	/s/ James P. Dore

James P. Dore

Executive Vice President and Chief Financial Officer